UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2012

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement.

On April 5, 2012, Carmike Cinemas, Inc. (the “Company”) entered into an underwriting agreement (the “Agreement”) with Macquarie Capital (USA) Inc. as representative of the several underwriters named in Schedule I to the Agreement (the “Underwriters”). Pursuant to the terms and conditions of the Agreement, the Company agreed to sell 4,000,000 shares of common stock, par value $0.03 per share, at a price to the public of $13.00 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to 600,000 additional shares of common stock to cover overallotment, which was exercised in full by the Underwriters on April 5, 2012.

The Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. For example, Macquarie Capital (USA) Inc. or its affiliates act as the documentation agent and a lender under the Company’s senior revolving credit facility. Subject to customary closing conditions, the offering contemplated by the Agreement (including the exercise of the full overallotment option) is expected to close on or about April 11, 2012.

The shares of common stock were offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-167383). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 8.01.	Other Events.

A copy of the press release announcing the pricing of the common stock offering is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated April 5, 2012 between Carmike Cinemas, Inc. and Macquarie Capital (USA) Inc. as representative of the several underwriters.

5.1	Opinion of King & Spalding LLP regarding validity of shares.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Carmike Cinemas, Inc. Press Release, dated April 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: April 11, 2012	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated April 5, 2012 between Carmike Cinemas, Inc. and Macquarie Capital (USA) Inc. as representative of the several underwriters.

5.1	Opinion of King & Spalding LLP regarding validity of shares.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Carmike Cinemas, Inc. Press Release, dated April 4, 2012.